BEAR STEARNS [GRAPHIC OMITTED]                          BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFORT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax

________________________________________________________________________________






                       NEW ISSUE COMPUTATIONAL MATERIALS



                                  $300,000,000
                            HOME LOAN-BACKED NOTES,
                                SERIES 2002-HI4


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                   Depositor

                            HOME LOAN TRUST 2002-HI4
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer




                               SEPTEMBER 12, 2002



________________________________________________________________________________

                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------

     STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


________________________________________________________________________________

                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RFMS II 2002-HI4
Computational Materials: Preliminary Term Sheet
-------------------------------------------------------------------------------

ISSUER:                             Home Loan Trust 2002-HI4

DEPOSITOR: Residential Funding Mortgage Securities II, Inc.

SELLER: Residential Funding Corporation

UNDERWRITER: Lead Manager: Bear, Stearns & Co. Inc.

             Co-Manager:    Residential Funding Securities Corporation

MASTER SERVICER:  Residential  Funding  Corporation  (the  "Master  Servicer" or
     "RFC").

INITIAL SUBSERVICER: HomeComings Financial Network, Inc. ("HomeComings"), an affiliate of the Depositor.

INDENTURE TRUSTEE: JPMorgan Chase Bank

OWNER TRUSTEE: Wilmington Trust Company

THE NOTES: Home Loan Trust 2002-HI4 will issue 10 classes of Home Loan-Backed Notes, namely: the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Notes (the "Class A Notes"); the Class M-1, Class M-2 and Class M-3 Notes (the "Class M Notes" and together with Class A Notes, the "Offered Notes") and the Class B Notes. THE CLASS A NOTES AND THE CLASS M NOTES WILL BE OFFERED BY PROSPECTUS, THE CLASS B NOTES WILL NOT BE PUBLICLY OFFERED.


CHARACTERISTICS OF THE NOTES (A), (B), (C)

      *** RFC WILL ALSO ACCEPT INDICATIONS ON CLASS A-1 AS A FIXED-RATE CERTIFICATE ***

------------ ------------ ----------- ---------- -------- --------- --------- ---------- -------------
                ORIGINAL   PERCENT               AVG      PRINCIPAL PRINCIPAL FINAL
OFFERED        PRINCIPAL   OF POOL                LIFE    LOCKOUT    WINDOW     SCH.       RATINGS
NOTES            BALANCE   BALANCE     COUPON    TO CALL  (MONTHS)  (MONTHS)  MATURITY   (MOODY'S/S&P)
                                                 (YEARS)                        DATE
------------ ------------ ----------- ---------- -------- --------- --------- ---------- -------------

Class A-1    $81,016,000    27.01%    Floating    1.00      0         21      7/25/10     Aaa / AAA
                                         (d)
Class A-2     19,627,000     6.54%      Fixed     2.00      20        7       8/25/11     Aaa / AAA
Class A-3     61,696,000    20.57%      Fixed     3.00      26        23      2/25/15     Aaa / AAA
Class A-4     24,296,000    8.10%       Fixed     5.00      48        25      10/25/16    Aaa / AAA
Class A-5     16,369,000    5.46%       Fixed     7.00      72        25      7/25/18     Aaa / AAA
Class A-6     24,996,000    8.33%     Fixed (e)   9.62      96        25      9/25/32     Aaa / AAA
Class M-1     24,750,000    8.25%     Fixed (e)   6.96      43        78      9/25/32      Aa2 / AA
Class M-2     21,750,000    7.25%     Fixed (e)   6.96      43        78      9/25/32       A2 / A
Class M-3     18,750,000    6.25%     Fixed (e)   6.96      43        78      9/25/32     Baa2 / BBB
Class B (f)    6,750,000    2.25%       Fixed     6.94      43        78      9/25/32      Ba2 / BB
------------ ------------ ----------- ---------- -------- --------- --------- ---------- -------------


NOTES:

(A) 100% Prepayment Assumption: 2.0% CPR in month 1 of the Home Loans, and an additional 1.071% per annum in each month thereafter until month 15. On and after month 15, 17.0% CPR.

(B)  Transaction priced to a 10% clean-up call.

(C)  The principal balance of each Class of Notes is subject to a 5% variance.

(D)  The lesser of (a) 1-month LIBOR + 0.__% per annum and (b) 8.00% per annum.

(E) If the 10% clean-up call is not exercised, the Note Rate applicable to the Class A-6 Notes, Class M-1 Notes, Class M-2 Notes and Class M-3 Notes will increase by 0.50% on the second payment date after the first possible call date.

(F)  The Class B Notes will not be publicly offered.

THE ASSETS OF THE TRUST: The assets of the Trust will include a pool of conventional, closed-end, second-lien, fixed-rate home loans (the "Home Loans"), the proceeds of which will be used primarily for debt consolidation and/or home improvements. The Home Loans will be secured by mortgages, deeds of trust or other similar security instruments. Most of the Home Loans will have a combined loan-to-value ratio in excess of 100%.

________________________________________________________________________________

                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATISTICAL CUT-OFF DATE:           As of September 1, 2002.

CUT-OFF DATE:                       As of September 1, 2002.

CLOSING DATE:                       On or about September 26, 2002.

PAYMENT DATE: The 25th of each month (or the next business day), commencing on October 25, 2002.

DELAYDAYS: The Notes, other than the Class A-1 Notes, will have a payment delay of 24 days. With respect to the Class A-1 Notes, 0 days.

FORM OF REGISTRATION: Book-Entry form, same day funds through DTC, Clearstream and Euroclear.

NOTE RATE:  Interest  will accrue on all of the Notes,  other than the Class A-1
     Notes, at a fixed rate during the month prior to the month of the related Payment Date on a 30/360-day basis.

     The coupon on the Class A-1 Notes will be equal to the lesser of (a) 1-month LIBOR + 0.__% per annum and (b) 8.00% per annum, payable monthly.

     With respect to any Payment Date, the Class A-1 Notes will be entitled to interest accrued from and including the preceding Payment Date (or from and including the Closing Date in the case of the first Payment Date) to and including the day prior to the then current Payment Date (the "Class A-1 Accrual Period") at the Class A-1 Note Rate on the aggregate principal balance of the Class A-1 Notes on an actual/360-day basis.

     The Note Rate applicable to the Class A-6 Notes, Class M-1 Notes, Class M-2 Notes and Class M-3 Notes will increase by 0.50% on the second Payment Date after the first possible Call Date.


________________________________________________________________________________

                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CREDIT ENHANCEMENT: Credit enhancement for the benefit of the Notes will be as follows:

                                    INITIAL SUBORDINATION (% ORIG.):
                                    [24.00]% for the Class A Notes;
                                    [15.75]% for the Class M-1 Notes;
                                    [8.50]% for the Class M-2 Notes;
                                    [2.25]% for the Class M-3 Notes; and
                                    [0.00]% for the Class B Notes.

                                    OVERCOLLATERALIZATION ("OC"):
                                    Initial (% Orig.)               0.00%
                                    OC Target (% Orig.)             2.00%
                                    OC After Step-Down (% Curr.)    4.00%
                                    OC Floor (% Orig.)             [0.50]%

                                    EXCESS SPREAD:
                                    Excess  spread will be available to build OC
                                    starting on the April 2003 payment date (ie,
                                    6-month  spread   holiday).   Excess  spread
                                    (before losses) is initially expected to equal approximately [7.9]% per annum.


PRIORITY  OF  DISTRIBUTIONS:   On  each  Payment  Date,  amounts  available  for
     distribution will be allocated in the following order of priority:

                                    INTEREST
1.      To pay accrued and unpaid interest on the Class A Notes;

2. To pay accrued and unpaid interest, sequentially, on the Class M-1 Notes, the Class M-2 Notes, the M-3 Notes and the Class B Notes, in that order.

                                    PRINCIPAL

1. To pay as principal on the Class A Notes an amount equal to the Class A Principal Distribution Amount;

2. To pay as principal on the Class M-1 Notes, an amount equal to the Class M-1 Principal Distribution Amount;

3. To pay as principal on the Class M-2 Notes, an amount equal to the Class M-2 Principal Distribution Amount; and

4. To pay as principal on the Class M-3 Notes, an amount equal to the Class M-3 Principal Distribution Amount.

5. To pay as principal on the Class B Notes, an amount equal to the Class B Principal Distribution Amount.

________________________________________________________________________________

                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                    NET MONTHLY EXCESS CASH FLOW

1. To pay as principal to the Notes then entitled to receive principal, an amount necessary to cover realized losses on the related Home Loans;

2. To pay as principal on the Notes then entitled to receive principal, the amount necessary to cause the overcollateralization amount to equal the Overcollateralization Target starting on and after the April 2003 payment date;

3.   To the holders of the Certificates, any remaining Excess Cash Flow.



LIQUIDATED HOME LOAN: As to any payment date, any home loan which the master servicer has determined, based on the servicing procedures specified in the servicing agreement, as of the end of the preceding Collection Period, that all liquidation proceeds which it expects to recover in connection with the disposition of the related mortgaged property have been recovered. In addition, the master servicer will treat any home loan that is 180 days or more delinquent as having been fully liquidated.

PRINCIPAL DISTRIBUTIONS FOR THE NOTES:

     The Class M and Class B Notes will not receive any principal payments on or after the Stepdown Date (so long as a Trigger Event is not in effect), unless the principal balance of the Class A Notes is equal to zero. On or after the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A, Class M and Class B Notes as described under the "Priority of Distributions."

     Principal distributions with respect to the Class A Notes will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Notes, in that order, until paid in full.

________________________________________________________________________________

                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT:

     With respect to any Payment Date, (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Distribution Amount for that Payment Date, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the Principal Distribution Amount for that Payment Date; and (II) the excess of (A) the aggregate Class A Certificate Balance immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Home Loans after giving effect to distributions to be made on that Payment Date and (y) the aggregate Stated Principal Balance of the Home Loans after giving effect to distributions to be made on that Payment Date, less the Overcollateralization Floor.

CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT:

     With respect to any Payment Date: (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Payment Date after distribution of the Class A Principal Distribution Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Distribution Amount for that Payment Date after distribution of the Class A Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate Class A Certificate Balance (after taking into account the payment of the sum of the Class A Principal Distribution Amount for that Payment Date) and (2) the Certificate Principal Balance of the Class M-1 Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Home Loans after giving affect to distributions to be made on that Payment Date and (y) the aggregate Stated Principal Balance of the Home Loans after giving effect to distributions to be made on that Payment Date, less the Overcollateralization Floor.

________________________________________________________________________________

                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT:

     With respect to any Payment Date: (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Payment Date after distribution of the Class A and Class M-1 Principal Distribution Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Distribution Amount for that Payment Date after distribution of the Class A and Class M-1 Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate Class A and Class M-1 Certificate Balance (after taking into account the payment of the sum of the Class A and Class M-1 Principal
     Distribution Amount for that Payment Date) and (2) the Certificate Principal Balance of the Class M-2 Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Home Loans after giving affect to distributions to be made on that Payment Date and (y) the aggregate Stated Principal Balance of the Home Loans after giving effect to distributions to be made on that Payment Date, less the Overcollateralization Floor.

CLASS M-3 PRINCIPAL DISTRIBUTION AMOUNT:

     With respect to any Payment Date: (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Payment Date after distribution of the Class A, M-1 and M-2 Principal Distribution Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Distribution Amount for that Payment Date after distribution of the Class A, M-1 and M-2 Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate Class A, M-1 and M-2 Certificate Balance (after taking into account the payment of the sum of the Class A, M-1 and M-2 Principal
     Distribution Amount for that Payment Date) and (2) the Certificate Principal Balance of the Class M-3 Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Home Loans after giving affect to distributions to be made on that Payment Date and (y) the aggregate Stated Principal Balance of the Home Loans after giving effect to distributions to be made on that Payment Date, less the Overcollateralization Floor.

________________________________________________________________________________

                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CLASS B PRINCIPAL DISTRIBUTION AMOUNT:

     With respect to any Payment Date: (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Payment Date after distribution of the Class A, M-1, M-2 and M-3 Principal Distribution Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Distribution Amount for that Payment Date after distribution of the Class A, M-1, M-2 and M-3 Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate Class A, M-1, M-2 and M-3 Certificate Balance (after taking into account the payment of the sum of the Class A, M-1, M-2 and M-3 Principal Distribution Amount for that Payment Date) and (2) the Certificate Principal Balance of the Class B Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Home Loans after giving affect to distributions to be made on that Payment Date and (y) the aggregate Stated Principal Balance of the Home Loans after giving effect to distributions to be made on that Payment Date, less the Overcollateralization Floor.

STEPDOWN DATE: The later to occur of (x) the Payment Date in October 2005 (i.e., the 37th Payment Date) and (y) the first Payment Date on which the aggregate certificate principal balance of the Class M Notes, Class B Notes and the Overcollateralization Amount immediately prior to that Payment Date is equal to or greater than [52.00]% of the aggregate Stated Principal Balance of the Home Loans after giving effect to distributions to be made on that Payment Date.

SUBORDINATION PERCENTAGE:

     As to any class of offered Notes, the respective percentages set forth below:

                                    Class A        48.00%
                                    Class M-1      64.50%
                                    Class M-2      79.00%
                                    Class M-3      91.50%
                                    Class B        96.00%


________________________________________________________________________________

                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

REQUIRED
OVERCOLLATERALIZATION AMOUNT; TRIGGER EVENT

     On any Payment Date prior to the Stepdown Date, the Required Overcollateralization Amount will be 2.00% of the Cut-off Date Balance. On of after the Stepdown Date, the Required Overcollateralization Amount will be equal to the lesser of : (a) the Required Overcollateralization Amount as of the Cut-off Date and (b) 4.00% of the current aggregate Stated Principal Balance of the Home Loans after giving effect to distributions to be made on that Payment Date, but not less than [0.50]% of the Cut-off Date Balance; provided, however, that any scheduled reduction to the Required Overcollateralization Amount on or after the Stepdown Date as described above shall not be made on any Payment Date unless the following trigger event is satisfied (the "TRIGGER EVENT"):

     If both (a) and (b) below are satisfied, then no Trigger Event will have occurred; and if either (a) or (b) are not satisfied and (c) is satisfied, then no Trigger Event will have occurred.

     (a) the aggregate cumulative liquidation loss amount on the Home Loans from the Cut-off Date through the end of the Collection Period immediately prior to such Payment Date is less than: (1) 10.00% of the Cut-off Date Balance, if such Payment Date is the 37th through 48th Payment Dates, (2) 12.00% of the Cut-off Date Balance, if such Payment Date is the 49th through 60th Payment Dates, or (3) 14.00% of the Cut-off Date Balance, if such Payment Date is the 61st Payment Date (or any Payment Date thereafter);

     (b) the three-month average of the sixty-plus delinquency percentage, as determined as of that Payment Date and the immediately preceding two Distribution Dates, for any Payment Date on or after the Payment Date in October 2005 is less than 5.00%;

     (c) the average of the aggregate liquidation loss amount on the Home Loans that became Liquidated Home Loans during the related Collection Period, as determined for the current and five previous Payment Dates, is less than 50% of the average Net Monthly Excess Cashflow for the current and five previous Payment Dates.


________________________________________________________________________________

                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

OVERCOLLATERALIZATION FLOOR: With respect to the home loans, an amount equal to [0.50]% of the aggregate Stated Principal Balance of the Home Loans as of the cut-off date.

OVERCOLLATERALIZATION AMOUNT: With respect to any Payment Date, the excess, if any, of the aggregate Stated Principal Balance of the Home Loans after giving effect to distributions of principal to be made on that Payment Date, over the aggregate Certificate Principal Balance of the Class A Notes, Class M Notes and Class B Notes as of such date, after taking into account distribution of principal to be made on that Payment Date.

MASTER SERVICING FEE: 0.08% per annum, payable monthly. The fees of the Trustees will be paid from the Master Servicing Fee.

SUBSERVICING FEE: 0.50% per annum, payable monthly.

ADVANCING: There is no required advancing of delinquent scheduled monthly payments of principal or interest on the Home Loans by the Master Servicer, the Subservicer, the Trustees or any other entity.

OPTIONAL REDEMPTION: The Master Servicer may, at its option, effect an early redemption or termination of the Notes on the first Payment Date on which the aggregate pool balance declines to less than 10% of the aggregate cut-off date pool balance (the "Call Date").

MINIMUM DENOMINATIONS: For Class A and Class M-1: $25,000 and integral multiples of $1 in excess thereof; For Class M-2 and Class M-3: $250,000 and integral multiples of $1 in excess thereof.

TAX STATUS: For federal income tax purposes, the Offered Notes will be characterized as indebtedness of the Issuer.

ERISAELIGIBILITY: The Offered Notes may be eligible for purchase by employee benefit plans that are subject to ERISA.

SMMEATREATMENT: The Notes will not constitute "mortgage related securities" for purposes of SMMEA.

________________________________________________________________________________

                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


CLASS A-1 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                        4.03      1.49      1.18       1.00      0.88       0.80

MODIFIED DURATION (YEARS)               3.79      1.45      1.15       0.98      0.86       0.78
FIRST PRINCIPAL PAYMENT             10/25/02  10/25/02  10/25/02   10/25/02  10/25/02   10/25/02
LAST PRINCIPAL PAYMENT               2/25/10   8/25/05  11/25/04    6/25/04   3/25/04    1/25/04
PRINCIPAL LOCKOUT (MONTHS)                 0         0         0          0         0          0
PRINCIPAL WINDOW (MONTHS)                 89        35        26         21        18         16
ILLUSTRATIVE YIELD @ PAR (30/360)      2.03%     2.03%     2.03%      2.02%     2.02%      2.02%
-------------------------------------------------------------------------------------------------

CLASS A-2 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                        8.05      3.25      2.46       2.00      1.70       1.49

MODIFIED DURATION (YEARS)               7.02      3.04      2.34       1.91      1.63       1.44
FIRST PRINCIPAL PAYMENT              2/25/10   8/25/05  11/25/04    6/25/04   3/25/04    1/25/04
LAST PRINCIPAL PAYMENT               5/25/11   5/25/06   6/25/05   12/25/04   8/25/04    5/25/04
PRINCIPAL LOCKOUT (MONTHS)                88        34        25         20        17         15
PRINCIPAL WINDOW (MONTHS)                 16        10         8          7         6          5
ILLUSTRATIVE YIELD @ PAR (30/360)      3.10%     3.06%     3.04%      3.02%     3.00%      2.99%
-------------------------------------------------------------------------------------------------

CLASS A-3 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                       10.24      4.93      3.74       3.00      2.51       2.16

MODIFIED DURATION (YEARS)               8.39      4.43      3.43       2.79      2.36       2.04
FIRST PRINCIPAL PAYMENT              5/25/11   5/25/06   6/25/05   12/25/04   8/25/04    5/25/04
LAST PRINCIPAL PAYMENT               9/25/14   5/25/09  10/25/07   10/25/06   2/25/06    6/25/05
PRINCIPAL LOCKOUT (MONTHS)               103        43        32         26        22         19
PRINCIPAL WINDOW (MONTHS)                 41        37        29         23        19         14
ILLUSTRATIVE YIELD @ PAR (30/360)      3.67%     3.64%     3.63%      3.61%     3.59%      3.58%
-------------------------------------------------------------------------------------------------

CLASS A-4 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                       12.96      7.97      6.21       5.00      4.16       3.36

MODIFIED DURATION (YEARS)               9.66      6.57      5.31       4.39      3.72       3.06
FIRST PRINCIPAL PAYMENT              9/25/14   5/25/09  10/25/07   10/25/06   2/25/06    6/25/05
LAST PRINCIPAL PAYMENT               7/25/16   2/25/12   3/25/10   10/25/08  10/25/07    1/25/07
PRINCIPAL LOCKOUT (MONTHS)               143        79        60         48        40         32
PRINCIPAL WINDOW (MONTHS)                 23        34        30         25        21         20
ILLUSTRATIVE YIELD @ PAR (30/360)      4.45%     4.44%     4.43%      4.41%     4.40%      4.38%
-------------------------------------------------------------------------------------------------


________________________________________________________________________________

                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



CLASS A-5 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                       14.37     10.55      8.54       7.00      5.85       4.98

MODIFIED DURATION (YEARS)               9.95      7.96      6.76       5.75      4.94       4.29
FIRST PRINCIPAL PAYMENT              7/25/16   2/25/12   3/25/10   10/25/08  10/25/07    1/25/07
LAST PRINCIPAL PAYMENT               7/25/17   6/25/14   6/25/12   10/25/10   6/25/09    6/25/08
PRINCIPAL LOCKOUT (MONTHS)               165       112        89         72        60         51
PRINCIPAL WINDOW (MONTHS)                 13        29        28         25        21         18
ILLUSTRATIVE YIELD @ PAR (30/360)      5.14%     5.13%     5.12%      5.12%     5.11%      5.10%
-------------------------------------------------------------------------------------------------

CLASS A-6 (TO CALL)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                       18.46     13.13     11.36       9.62      8.16       6.98

MODIFIED DURATION (YEARS)              11.19      9.05      8.18       7.24      6.38       5.62
FIRST PRINCIPAL PAYMENT              7/25/17   6/25/14   6/25/12   10/25/10   6/25/09    6/25/08
LAST PRINCIPAL PAYMENT               1/25/22   3/25/16   7/25/14   10/25/12   4/25/11    1/25/10
PRINCIPAL LOCKOUT (MONTHS)               177       140       116         96        80         68
PRINCIPAL WINDOW (MONTHS)                 55        22        26         25        23         20
ILLUSTRATIVE YIELD @ PAR (30/360)      5.67%     5.67%     5.66%      5.65%     5.65%      5.64%
-------------------------------------------------------------------------------------------------

CLASS A-6 (TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                       20.15     14.78     12.80      11.04      9.56       8.33

MODIFIED DURATION (YEARS)              11.70      9.71      8.83       7.95      7.14       6.42
FIRST PRINCIPAL PAYMENT              7/25/17   6/25/14   6/25/12   10/25/10   6/25/09    6/25/08
LAST PRINCIPAL PAYMENT               5/25/27  10/25/25   4/25/23    8/25/20  11/25/17    9/25/16
PRINCIPAL LOCKOUT (MONTHS)               177       140       116         96        80         68
PRINCIPAL WINDOW (MONTHS)                119       137       131        119       102        100
ILLUSTRATIVE YIELD @ PAR (30/360)      5.70%     5.70%     5.70%      5.70%     5.71%      5.71%
-------------------------------------------------------------------------------------------------


________________________________________________________________________________

                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


CLASS M-1 (TO CALL)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                       15.08     10.20      8.41       6.96      5.85       5.09

MODIFIED DURATION (YEARS)               9.96      7.54      6.48       5.56      4.82       4.29
FIRST PRINCIPAL PAYMENT              2/25/14   9/25/08   4/25/07    5/25/06  10/25/05    1/25/06
LAST PRINCIPAL PAYMENT               1/25/22   3/25/16   7/25/14   10/25/12   4/25/11    1/25/10
PRINCIPAL LOCKOUT (MONTHS)               136        71        54         43        36         39
PRINCIPAL WINDOW (MONTHS)                 96        91        88         78        67         49
ILLUSTRATIVE YIELD @ PAR (30/360)      5.49%     5.47%     5.47%      5.46%     5.45%      5.44%
-------------------------------------------------------------------------------------------------

CLASS M-1 (TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                       15.66     10.75      8.87       7.42      6.32       5.55

MODIFIED DURATION (YEARS)              10.14      7.77      6.70       5.81      5.09       4.57
FIRST PRINCIPAL PAYMENT              2/25/14   9/25/08   4/25/07    5/25/06  10/25/05    1/25/06
LAST PRINCIPAL PAYMENT               3/25/27   5/25/24   5/25/21    5/25/18  11/25/16    8/25/15
PRINCIPAL LOCKOUT (MONTHS)               136        71        54         43        36         39
PRINCIPAL WINDOW (MONTHS)                158       189       170        145       134        116
ILLUSTRATIVE YIELD @ PAR (30/360)      5.50%     5.49%     5.48%      5.48%     5.48%      5.47%
-------------------------------------------------------------------------------------------------

CLASS M-2 (TO CALL)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                       15.08     10.20      8.41       6.96      5.85       5.05

MODIFIED DURATION (YEARS)               9.76      7.43      6.40       5.50      4.77       4.22
FIRST PRINCIPAL PAYMENT              2/25/14   9/25/08   4/25/07    5/25/06  10/25/05   11/25/05
LAST PRINCIPAL PAYMENT               1/25/22   3/25/16   7/25/14   10/25/12   4/25/11    1/25/10
PRINCIPAL LOCKOUT (MONTHS)               136        71        54         43        36         37
PRINCIPAL WINDOW (MONTHS)                 96        91        88         78        67         51
ILLUSTRATIVE YIELD @ PAR (30/360)      5.78%     5.77%     5.76%      5.75%     5.74%      5.73%
-------------------------------------------------------------------------------------------------

CLASS M-2 (TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                       15.65     10.70      8.82       7.40      6.29       5.48

MODIFIED DURATION (YEARS)               9.93      7.63      6.59       5.73      5.02       4.48
FIRST PRINCIPAL PAYMENT              2/25/14   9/25/08   4/25/07    5/25/06  10/25/05   11/25/05
LAST PRINCIPAL PAYMENT              12/25/26   1/25/23  12/25/19    5/25/17   3/25/16   11/25/14
PRINCIPAL LOCKOUT (MONTHS)               136        71        54         43        36         37
PRINCIPAL WINDOW (MONTHS)                155       173       153        133       126        109
ILLUSTRATIVE YIELD @ PAR (30/360)      5.79%     5.78%     5.78%      5.77%     5.77%      5.76%
-------------------------------------------------------------------------------------------------


________________________________________________________________________________

                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



CLASS M-3 (TO CALL)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                       15.08     10.20      8.41       6.96      5.85       5.03

MODIFIED DURATION (YEARS)               9.33      7.19      6.21       5.36      4.67       4.13
FIRST PRINCIPAL PAYMENT              2/25/14   9/25/08   4/25/07    5/25/06  10/25/05   10/25/05
LAST PRINCIPAL PAYMENT               1/25/22   3/25/16   7/25/14   10/25/12   4/25/11    1/25/10
PRINCIPAL LOCKOUT (MONTHS)               136        71        54         43        36         36
PRINCIPAL WINDOW (MONTHS)                 96        91        88         78        67         52
ILLUSTRATIVE YIELD @ PAR (30/360)      6.44%     6.43%     6.42%      6.41%     6.39%      6.38%
-------------------------------------------------------------------------------------------------

CLASS M-3 (TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                       15.60     10.54      8.73       7.33      6.21       5.37

MODIFIED DURATION (YEARS)               9.47      7.32      6.35       5.54      4.86       4.32
FIRST PRINCIPAL PAYMENT              2/25/14   9/25/08   4/25/07    5/25/06  10/25/05   10/25/05
LAST PRINCIPAL PAYMENT               7/25/26   2/25/21   8/25/17    7/25/16   3/25/15    9/25/13
PRINCIPAL LOCKOUT (MONTHS)               136        71        54         43        36         36
PRINCIPAL WINDOW (MONTHS)                150       150       125        123       114         96
ILLUSTRATIVE YIELD @ PAR (30/360)      6.45%     6.44%     6.43%      6.42%     6.42%      6.41%
-------------------------------------------------------------------------------------------------


________________________________________________________________________________

                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------
  Current Principal Balance (as of 9/1/02)     $298,103,123
  Loan Count                                          7,332
  Average Current Principal Balance                 $40,658
  Average Original Principal Balance                $40,863
  Range of Original Principal Balance            $10,000 to
                                                   $100,000
   Up to $25,000.00                                   6.58%
   $25,000.01 to $50,000.00                          63.15%
   $50,000.01 to $75,000.00                          29.40%
   $75,000.01 to $100,000.00                          0.87%
--------------------------------------------------------------
  LOAN RATE
  Weighted Average                                  12.520%
  Range of Loan Rates                             8.050% to
                                                    19.260%
 8.001% to 9.000%                                     0.23%
 9.001% to 10.000%                                    2.71%
 10.001% to 11.000%                                   8.87%
 11.001% to 12.000%                                  25.71%
 12.001% to 13.000%                                  31.19%
13.001% to 14.000%                                   21.54%
14.001% to 15.000%                                    7.60%
15.001% to 16.000%                                    1.19%
16.001% to 17.000%                                    0.61%
17.001% to 18.000%                                    0.21%
18.001% to 19.000%                                    0.09%
   19.001% to 20.000%                                 0.04%
--------------------------------------------------------------
  WA Original Term to Stated Maturity                   203
  (months)
WA Remaining Term to Stated Maturity                    201
(months)
 Up to 60 months                                      0.18%
 61 to 120 months                                     3.91%
 121 to 180 months                                   70.77%
 181 to 240 months                                    7.37%
 241 to 300 months                                   17.77%
--------------------------------------------------------------
  Balloon / Fully Amortizing                 0.56% / 99.44%
  First Lien / Second Lien                   0.04% / 99.96%
--------------------------------------------------------------

________________________________________________________________________________

                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------
--------------------------------------------------------------
  CREDIT SCORE
  Weighted Average                                      697
  Range of Credit Scores                         630 to 802
  620 to 639                                          0.02%
  640 to 659                                          5.71%
  660 to 679                                         23.49%
  680 to 699                                         25.94%
  700 to 719                                         23.40%
  720 to 739                                         13.00%
  740 to 759                                          5.81%
  760 to 779                                          2.04%
  780 to 799                                          0.57%
  800 to 819                                          0.02%
--------------------------------------------------------------
  ORIGINAL CLTV
  Weighted Average                                  117.26%
  Up to 40.00%                                        0.02%
  40.01% to 50.00%                                    0.03%
  50.01% to 60.00%                                    0.03%
  60.01% to 70.00%                                    0.08%
  70.01% to 80.00%                                    1.32%
  80.01% to 90.00%                                    1.02%
  90.01% to 100.00%                                   2.47%
  100.01% to 105.00%                                  3.60%
  105.01% to 110.00%                                  9.97%
  110.01% to 115.00%                                 14.22%
  115.01% to 120.00%                                 19.69%
      120.01% to 125.00%                             47.51%
      125.01% to 130.00%                              0.04%
--------------------------------------------------------------
DEBT-TO-INCOME RATIO
Weighted Average                                     39.81%
  5.01% to 10.00%                                     0.01%
  10.01% to 15.00%                                    0.13%
  15.01% to 20.00%                                    0.67%
  20.01% to 25.00%                                    2.44%
  25.01% to 30.00%                                    8.07%
  30.01% to 35.00%                                   15.68%
  35.01% to 40.00%                                   21.03%
  40.01% to 45.00%                                   30.39%
  45.01% to 50.00%                                   21.58%
--------------------------------------------------------------


________________________________________________________________________________

                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

--------------------------------------------------------------
JUNIOR RATIO
 Weighted Average                                    27.60%
      5.01% to 10.00%                                 0.30%
     10.01% to 15.00%                                 4.31%
     15.01% to 20.00%                                17.33%
     20.01% to 25.00%                                24.38%
     25.01% to 30.00%                                19.97%
     30.01% to 35.00%                                13.91%
     35.01% to 40.00%                                 9.98%
     40.01% to 45.00%                                 4.88%
     45.01% to 50.00%                                 2.49%
     50.01% to 55.00%                                 1.23%
     55.01% to 60.00%                                 0.54%
     60.01% to 65.00%                                 0.33%
     65.01% to 70.00%                                 0.26%
     70.01% to 75.00%                                 0.07%
     75.01% to 80.00%                                 0.02%
     95.01% to 100.00%                                0.01%
--------------------------------------------------------------
RESIDUAL INCOME
 Weighted Average                                    $3,752
      Up to $999.99                                   0.02%
      $1,000.00 to $1,999.99                          4.31%
      $2,000.00 to $2,999.99                         26.15%
      $3,000.00 to $3,999.99                         35.50%
      $4,000.00 to $4,999.99                         18.10%
      $5,000.00 to $5,999.99                          8.65%
      Greater than or equal to $6,000.00              7.27%
--------------------------------------------------------------
PROPERTY TYPE
  Single Family Residence                            90.31%
  PUD Detached                                        5.35%
  Condominium                                         1.82%
  PUD Attached                                        1.09%
  Townhouse                                           1.05%
  Multifamily (2 to 4 units)                          0.32%
  Modular                                             0.07%
--------------------------------------------------------------
--------------------------------------------------------------
  OCCUPANCY STATUS
  Owner Occupied                                    100.00%
--------------------------------------------------------------

________________________________________________________________________________

                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

--------------------------------------------------------------
  DOCUMENTATION
  Full Documentation                                 99.42%
  Reduced                                             0.58%
--------------------------------------------------------------
--------------------------------------------------------------
  LOAN PURPOSE
  Debt Consolidation                                 80.33%
  Cash Out                                            9.07%
  Rate/Term Refinance                                 5.00%
  Convenience                                         3.79%
  Home Improvement / Debt Consolidation               0.85%
             Home Improvement                         0.26%
Asset Acquisition                                     0.25%
Education                                             0.02%
Purchase                                              0.01%
Other                                                 0.43%
--------------------------------------------------------------
PREPAYMENT PENALTY TERMS
None                                                 54.77%
   12 months                                          0.81%
  24 months                                           0.25%
  36 months                                          42.52%
  60 months                                           1.29%
  Other (not more than 60 months)                     0.36%
--------------------------------------------------------------
  GEOGRAPHIC CONCENTRATION (> 5%)
                                                  CA: 7.62%
                                                  FL: 6.49%
                                                  PA: 5.68%
                                                  OH: 5.50%
--------------------------------------------------------------




________________________________________________________________________________

                          BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.